UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2020
DARÉ BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260
San Diego, CA 92122
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 10, 2020, Daré Bioscience, Inc. ("Daré"), entered into a license agreement with Bayer HealthCare LLC (“Bayer”) regarding the further development and commercialization of Daré’s investigational contraceptive product, Ovaprene®, in the U.S.
Under the agreement, Daré will receive a $1.0 million upfront payment from Bayer. If Bayer pays an additional $20.0 million to Daré (the “Clinical Trial and Manufacturing Activities Fee”) after Bayer receives and reviews the results of the pivotal clinical trial of Ovaprene, which payment Bayer may elect to make in its sole discretion, the license grant to Bayer to develop and commercialize Ovaprene for human contraception in the U.S. becomes effective. Such license would be exclusive with regard to commercialization and co-exclusive with Daré with regard to development. Daré would also be entitled to receive (a) a milestone payment in the low double-digit millions upon the first commercial sale of Ovaprene in the U.S. and escalating milestone payments based on annual net sales of Ovaprene during a calendar year, totaling up to $310.0 million if all such milestones, including the first commercial sale, are achieved, (b) tiered royalties starting in the low double digits based on annual net sales of Ovaprene during a calendar year, subject to customary royalty reductions and offsets, and (c) a percentage of sublicense revenue.
Under the agreement, Daré will be responsible for the pivotal trial for Ovaprene and for its development and regulatory activities and has product supply obligations. Bayer will support Daré in development and regulatory activities by providing up to two full-time equivalents with expertise in clinical, regulatory, preclinical, commercial, CMC and product supply matters in an advisory capacity. After payment of the Clinical Trial and Manufacturing Activities Fee, Bayer will be responsible for the commercialization of Ovaprene for human contraception in the U.S.
The initial term of the agreement, which is subject to automatic renewal terms, continues until the later of (a) the expiration of any valid claim covering the manufacture, use, sale or import of Ovaprene in the U.S.; or (b) 15 years from the first commercial sale of Ovaprene in the U.S. In addition to customary termination rights for both parties, Bayer may terminate the agreement at any time on 90 days’ notice and the agreement will automatically terminate if Daré does not receive the Clinical Trial and Manufacturing Activities Fee if and when due.
The foregoing summary of the material terms of the license agreement does not purport to be complete and is qualified in its entirety by reference to the license agreement, a copy of which Daré intends to file with its annual report on Form 10-K for the year ended December 31, 2019.

Item 7.01	Regulation FD Disclosure
On January 13, 2020, Daré and Bayer issued a joint press release announcing that they entered into the license agreement, a copy of which press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
The information in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Daré, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Cautionary Statement Regarding Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements relating to the grant of the license to Bayer and the amount of payments Daré may receive under the license agreement. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” project,” “target,” “tend to,” or the negative version of these words and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the risks and uncertainties inherent in the clinical development process; the risks and uncertainties inherent in the regulatory approval process; that Bayer may decide not to pay the Clinical Trial and Manufacturing Activities Fee regardless of the outcome of the pivotal trial for

Ovaprene; that Bayer may terminate the license agreement at any time; the risks and uncertainties inherent in successfully commercializing Ovaprene, if and when it is approved for commercialization in the U.S., including because of competing alternative products that are currently on the market or under development, any of which could impact the commercial potential of Ovaprene and could materially and negatively impact Daré’s realization of milestone, royalty and sublicense payments under the license agreement. Additional factors that may affect Daré’s strategy, future operations, future financial position, projected costs, prospects, plans and objectives are set forth in its filings with the SEC, including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements in this report and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. Unless otherwise required by law, Daré expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued on January 13, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.
Dated: January 13, 2020	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer